UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

Date of Report:  February 10, 2004

(Date of earliest event reported)

PEC SOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-30271	54-1339972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 Fair Lakes Circle, Fairfax, VA		22033
(Address of principal executive offices)		(Zip Code)

(703) 469-4900
(Registrant’s telephone number, including area code)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1                        Press release dated February 10, 2004, announcing results for the quarter and year ended December 31, 2003.

Item 9.           REGULATION FD DISCLOSURE

This Form 8-K furnishes information required under Items 9 and 12 of the Form 8-K. See Item 12 below.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K furnishes information required under Items 9 and 12 of Form 8-K.

On February 10, 2004, PEC Solutions, Inc. issued a press release announcing its financial results for the quarter  and year ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.1.  The Company will hold a conference call at 5:30 p.m. EST on which they will discuss financial results.  Individuals who wish to be on the call should use the following dial-in numbers:

                United States        800-915-4836

                International         973-317-5319

A digitized replay of the call will be available until February 25, 2004, at 800-428-6051 in the United States and for international callers at 973-709-2089.    The access code is 331329.  A streaming audio playback of the conference call will also be available on the Company’s web site at www.pec.com.

The foregoing information is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934. Further, the foregoing information contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEC SOLUTIONS, INC.
(Registrant)

Date:	February 10, 2004	By:	/s/ STUART R. LLOYD
Stuart R. Lloyd
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated February 10, 2004, announcing results for the quarter and year ended December 31, 2003.*

*                 This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.